UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): August 13, 2004

                                  VALCOM, INC.

               (Exact name of Registrant as specified in charter)


       DELAWARE                        000-28416                     58-1700840
(State  or  other  jurisdiction     (Commission File Number)       (IRS Employer
of  incorporation)                                                Identification
                                                                      Number)

                              28309 AVENUE CROCKER
                              VALENCIA,  CALIFORNIA 91355
                    (Address  of  principal  executive  offices)



       Registrant's telephone number, including area code: (661) 257-8000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

The Company was forced to sell off six of the 20 sound stages in order to pay off 8.5 million dollars of its debt. The Company will continue to own/operate its remaining 14 sound stages in Los Angeles and Las Vegas, with 300,000 square feet of commercial space.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

On August 3, 2004, having considered the motion and pleadings filed in support thereof, having heard argument of counsel, finding that notice was proper, and for good cause appearing, therefore, ordered (1) The Motion granted (2) Debtor's Chapter 11-Bankruptcy case dismissed.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(A)  FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED

Not  applicable.

(B)  PRO  FORMA  FINANCIAL  INFORMATION

Not  applicable.

(C)  EXHIBITS

Not  applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13,  2004,  2004  VALCOM,  INC.



By:     /s/  Tracey  Eland
   ----------------------------
        Tracey  Eland
        Secretary  and  Treasurer